Temporary Equity	12 Months Ended
Dec. 31, 2024
Temporary Equity [Abstract]
TEMPORARY EQUITY
NOTE 7:	TEMPORARY EQUITY

In September 2012, the Company’s Article of Association was amended to reflect the agreement reached between the Company and certain holders of preferred shares issued in November 2008 (the “2008 Preferred Shares”) following an investment of NIS 2,780 (approximately $894) (the “Original Issue Price”), to issue 104,711 shares of a new class of preferred shares (the “Preferred Shares”) in exchange for the 2008 Preferred Shares.

These Preferred Shares granted holders certain rights in liquidation events and dividends. Specifically, holders were entitled to 15% of distributable assets before other shareholders and could receive up to 2.75 times the Original Issue Price plus 4% annual interest, compounded annually. Additionally, Preferred Shares holders were entitled to a dividend preference of 6% per year before any dividends were distributed to other shareholders.

Although the Preferred Shares were  not redeemable, in the occurrence of a Deemed Liquidation Event, as defined in Company’s Article of Association, including change of control events and substantial asset sales which may occur not solely within the Company’s control, the holders of the Preferred Shares were entitled to the preference amounts before distribution to other shareholders and hence effectively were entitled redeem the preference amount. As a result of these in-substance contingent redemption rights, the Preferred Shares were classified outside of Shareholders’ deficit.

The Preferred Shares were initially recorded at their fair value as of their issuance date (September 2012). The Company did not subsequently adjust the carrying values of the Preferred Shares to the deemed liquidation value of such shares since a Deemed Liquidation Event was not probable of occurring.

Upon completion of the IPO on October 30, 2024, all outstanding Preferred Shares were converted into 104,711 ordinary shares and their preference rights expired. Accordingly, the preferred shares were classified from temporary equity to shareholders equity.